UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2017

COMMUNITY HEALTH SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15925	13-3893191
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4000 Meridian Boulevard

Franklin, Tennessee 37067

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (615) 465-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement

On June 23, 2017, CHS/Community Health Systems, Inc. (“CHS”), a wholly-owned subsidiary of Community Health Systems, Inc., and certain of CHS’ subsidiaries (the “Originators”) amended their existing accounts receivable securitization program (the “Receivables Facility”) with a group of conduit lenders and liquidity banks (the “Lenders”), Crédit Agricole Corporate and Investment Bank, as a managing agent and as the administrative agent (the “Administrative Agent”), The Bank of Nova Scotia, as a managing agent, and PNC Bank, National Association (replacing The Bank of Tokyo-Mitsubishi UFJ, Ltd.), as a managing agent.

In connection with the amendment of the Receivables Facility, CHS and certain of CHS’ subsidiaries entered into an Assignment and Acceptance and Seventh Omnibus Amendment of the Receivables Facility to reflect the assignment of certain lender commitments thereunder, to reduce the size of the facility from $700 million to $600 million and to amend certain other provisions thereof.

Pursuant to the Receivables Sale Agreement, dated as of March 21, 2012 (as amended through June 23, 2017, the “Sale Agreement”), among the Originators, CHSPSC, LLC (as successor-by-conversion to Community Health Systems Professional Services Corporation), as the collection agent (the “Collection Agent”), and CHS, the Originators agreed to sell all existing and future health care accounts receivable, other than self-pay, originated by the Originators during the term of the Receivables Facility (collectively, the “Receivables”) and other related assets to CHS in exchange for cash and subordinated notes. The Originators and CHS intend for the transactions contemplated by the Sale Agreement to be true sales to CHS by the respective Originators.

Pursuant to the Receivables Purchase and Contribution Agreement, dated as of March 21, 2012 (as amended through June 23, 2017, the “Purchase Agreement”), among CHS, the Collection Agent and CHS Receivables Funding, LLC, a bankruptcy-remote, special purpose limited liability company and a wholly-owned subsidiary of CHS (“CHS Receivables”), CHS agreed to sell or contribute Receivables and other related assets to CHS Receivables in exchange for cash and/or equity. CHS and CHS Receivables intend for the transactions contemplated by the Purchase Agreement to be true sales or absolute contributions to CHS Receivables by CHS.

Pursuant to the Receivables Loan Agreement, dated as of March 21, 2012 (as amended through June 23, 2017, the “Loan Agreement”), among CHS Receivables, the Administrative Agent, the Lenders party thereto, the financial institutions party thereto as managing agents for the conduit lenders, and the Collection Agent, CHS Receivables agreed to grant security interests in its Receivables and other related assets to the Administrative Agent in exchange for borrowings from the Lenders of up to $600 million outstanding from time to time based on the availability of eligible Receivables and other customary factors. Borrowings will be funded by either (i) the issuance of asset backed commercial paper by the conduit lenders or (ii) drawing under the committed liquidity facility provided by the liquidity banks. The lenders under the Loan Agreement are entitled to receive interest for each day that their loans are outstanding. In addition, CHS Receivables will pay upfront fees to the managing agents and the Administrative Agent for their services and ongoing usage fees to the committed lenders and conduits lenders for their participation in the facility. Unless earlier terminated or subsequently extended pursuant to the terms of the Loan Agreement, the Receivables Facility will expire on November 13, 2018. The Loan Agreement contains customary termination events that could cause an early termination date, including, among other things, the failure to make timely payments or deposits under the Loan Agreement, breach of covenants, the failure to make timely payments under other indebtedness, certain changes of control and the failure to meet certain leverage ratios and Receivables ratios.

CHS has agreed to guarantee the performance of the Collection Agent under the Sale Agreement, the Purchase Agreement and the Loan Agreement. CHS has not agreed to guarantee the collection of any of the Receivables and CHS is not responsible for any guaranteed obligations to the extent that the failure to perform such guaranteed obligations by the Collection Agent results from any Receivable being uncollectible on account of the insolvency or bankruptcy of the related obligor under such Receivable.

The foregoing summary of the Sale Agreement, the Purchase Agreement and the Loan Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of such agreements, which have been previously filed with the Securities and Exchange Commission, as well as the Assignment and Acceptance and Seventh Omnibus Amendment, which is filed as Exhibit 10.1 hereto and incorporated into this report by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following items are included as Exhibits to this Form 8-K and incorporated herein by reference:

Exhibit No.	Description

10.1	Assignment and Acceptance and Seventh Omnibus Amendment, dated June 23, 2017, to the Receivables Sale Agreement among CHS/Community Health Systems, Inc., the originators party thereto and CHSPSC, LLC, as Collection Agent, to the Receivables Purchase and Contribution Agreement among CHS/Community Health Systems, Inc., CHS Receivables Funding, LLC and CHSPSC, LLC, as Collection Agent, and to the Receivables Loan Agreement among CHS Receivables Funding, LLC, the lenders party thereto, the managing agents party thereto, Crédit Agricole Corporate and Investment Bank, as Administrative Agent, and CHSPSC, LLC, as Collection Agent, all dated as of March 21, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 23, 2017	COMMUNITY HEALTH SYSTEMS, INC. (Registrant)

	By:	/s/ Thomas J. Aaron
Thomas J. Aaron
Executive Vice President and Chief Financial Officer (principal financial officer)

Exhibit Index

Exhibit No.	Description

10.1	Assignment and Acceptance and Seventh Omnibus Amendment, dated June 23, 2017, to the Receivables Sale Agreement among CHS/Community Health Systems, Inc., the originators party thereto and CHSPSC, LLC, as Collection Agent, to the Receivables Purchase and Contribution Agreement among CHS/Community Health Systems, Inc., CHS Receivables Funding, LLC and CHSPSC, LLC, as Collection Agent, and to the Receivables Loan Agreement among CHS Receivables Funding, LLC, the lenders party thereto, the managing agents party thereto, Crédit Agricole Corporate and Investment Bank, as Administrative Agent, and CHSPSC, LLC, as Collection Agent, all dated as of March 21, 2012.